UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2024

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2024, Oramed Pharmaceuticals Inc. (the “Company”) appointed Mr. Avraham Gabay to serve as the Chief Financial Officer, Treasurer and Secretary of the Company, effective as of June 18, 2024. Prior to his appointment, Mr. Gabay served as interim chief financial officer of BiomX Inc. (NYSE American: PHGE) since 2023. From 2021 until 2023, Mr. Gabay served as the chief financial officer at Oravax Inc., a 63% owned subsidiary of the Company. From 2019 until 2021, Mr. Gabay was the chief financial officer of the Company. From 2015 to 2019, Mr. Gabay served as VP Finance at Orcam Technologies Ltd. From 2014 to 2015, Mr. Gabay provided economic services in the advisory department of KPMG Israel, a certified public accounting firm, and from 2013 to 2014, he worked in the tax department of the law firm Gornitzky & Co. In addition, Mr. Gabay serves as a director on the board of Iintoo Ltd. (TASE: INTO). Mr. Gabay holds a bachelor’s degree in law and accounting (magna cum-laude) from Tel-Aviv University and is a certified public accountant in Israel and a member of the Israeli Bar Association.

Mr. Gabay will be employed by the Company pursuant to an employment agreement with the Company’s wholly-owned Israeli subsidiary, Oramed Ltd. Mr. Gabay’s gross monthly salary will be NIS 68,000, and he will be provided with a company car. Mr. Gabay will be eligible for bonuses and equity grants in amounts to be determined at the discretion of the Company’s Board of Directors and the Compensation Committee of the Company’s Board of Directors, as applicable. In connection with Mr. Gabay’s appointment, the Company has entered into its standard indemnification agreement with Mr. Gabay, on substantially the same terms as the indemnification agreements previously entered into between the Company and each of its directors and executive officers. Mr. Gabay is not a party to any transactions that are disclosable under Item 404 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

June 10, 2024

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